                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 18-Jun-01

                        CIT Equipment Collateral 2001-1

    A New York         Commission File                   I.R.S. Employer
    Corporation         No. 0001136811                    No. 51-0407692

                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

Item 5. Other

                        CIT Equipment Collateral 2001-1
                            Monthly Servicing Report


                                                    Determination Date: 06/18/01
                                                     Collection Period: 05/31/01
                                                          Payment Date: 06/20/01

    I. AVAILABLE FUNDS

       A.  Available Pledged Revenues

            a.  Scheduled Payments Received                                $26,485,240.50
            b.  Liquidation Proceeds Allocated to Owner Trust                3,532,013.31
            c.  Required Payoff Amounts of Prepaid Contracts                 5,649,928.73
            d.  Required Payoff Amounts of Purchased Contracts                       0.00
            e.  Proceeds of Clean-up Call                                            0.00
            f.  Investment Earnings on Collection Account and
                  Note Distribution Account                                          0.00
                                                                      -------------------
                         Total Available Pledged Revenues =                $35,667,182.54

       B.  Determination of Available Funds

            a.  Total Available Pledged Revenues                           $35,667,182.54
            b.  Receipt from Class A-4 Swap Counterparty                             0.00
            c.  Servicer Advances                                            2,900,264.39
            d.  Recoveries of  prior Servicer Advances                      (3,960,707.94)
            e.  Withdrawal from Cash Collateral Account                        250,617.37
                                                                      -------------------
                          Total Available Funds =                           34,857,356.36


   II. DISTRIBUTION AMOUNTS

       A.  COLLECTION ACCOUNT DISTRIBUTIONS

               1.    Reimbursement of Servicer Advances

               2     Servicing Fee                                                                      473,086.98

               3     Class A-1 Note Interest Distribution                          399,222.58
                     Class A-1 Note Principal Distribution                      29,238,588.35
                         Aggregate Class A-1 distribution                                            29,637,810.93

               4     Class A-2 Note Interest Distribution                        1,062,566.67
                     Class A-2 Note Principal Distribution                               0.00
                         Aggregate Class A-2 distribution                                             1,062,566.67

               5.    Class A-3 Note Interest Distribution                        1,015,491.67
                     Class A-3 Note Principal Distribution                               0.00
                         Aggregate Class A-3 distribution                                             1,015,491.67

               6.    Class A-4 Note Interest Distribution                          460,596.84
                     Class A-4 Note Principal Distribution                               0.00
                         Aggregate Class A-4 distribution                                               460,596.84

               7.    Class B Note Interest Distribution                             50,241.84
                     Class B Note Principal Distribution                           466,573.22
                         Aggregate Class B distribution                                                 516,815.06

               8.    Class C Note Interest Distribution                             69,764.56
                     Class C Note Principal Distribution                           622,097.62
                         Aggregate Class C distribution                                                 691,862.18

               9.    Class D Note Interest Distribution                             96,352.05
                     Class D Note Principal Distribution                           777,622.03
                         Aggregate Class D distribution                                                 873,974.08

              10.    Payment due to the Class A-4 Swap Counterparty                                     125,151.95

              11.    Deposit to the Cash Collateral Account                                                   0.00

              12.    Amounts in accordance with the CCA Loan Agreement                                        0.00

              13.    To the holder of the equity certificate                                                  0.00

                        Collection Account Distributions =                                           34,857,356.36
                                                                                                 ==================
       B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

               1.    Payment due on the Senior Loan                                                   2,267,557.62

               2.    Payment due on the Holdback                                                              0.00

               3.    Payment to the Depositor                                                                 0.00
                                                                                                ------------------

                        Cash Collateral Account Distributions =                                       2,267,557.62
                                                                                                ==================

  III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


                   -------------------------------------------------------------------------------------------------
                           Distribution                  Class A-1       Class A-2       Class A-3       Class A-4
                             Amounts                      Notes           Notes           Notes           Notes
                   -------------------------------------------------------------------------------------------------
               1.         Interest Due                  399,222.58    1,062,566.67    1,015,491.67        460,596.84
               2.         Interest Paid                 399,222.58    1,062,566.67    1,015,491.67        460,596.84
               3.      Interest Shortfall                     0.00            0.00            0.00              0.00
                         ((1) minus (2))
               4.        Principal Paid              29,238,588.35            0.00            0.00              0.00

               5.   Total Distribution Amount        29,637,810.93            0.00      460,596.84        125,151.95
                         ((2) plus (4))


                   -------------------------------------------------------------------------------------------------
                          Distribution                   Class B         Class C         Class D      Total Offered
                             Amounts                      Notes           Notes           Notes           Notes
                   -------------------------------------------------------------------------------------------------
               1.         Interest Due                   50,241.84       69,764.56       96,352.05      3,154,236.21
               2.         Interest Paid                  50,241.84       69,764.56       96,352.05      3,154,236.21
               3.      Interest Shortfall                     0.00            0.00            0.00              0.00
                         ((1) minus (2))
               4.        Principal Paid                 466,573.22      622,097.62      777,622.03     31,104,881.22

               5.   Total Distribution Amount           516,815.06      691,862.18      873,974.08     32,306,211.04
                         ((2) plus (4))

   IV.   Information Regarding the Securities

       A    Summary of Balance Information

                     ------------------------------------------------------------------------------------------------------
                                                Applicable Principal Balance  Class Factor  Principal Balance  Class Factor
                            Class                 Coupon        Jun-01           Jun-01           May-01          May-01
                                                   Rate      Payment Date     Payment Date     Payment Date    Payment Date
                     ------------------------------------------------------------------------------------------------------
               a.      Class A-1 Notes            5.0325%    65,956,065.94      0.36642     95,194,654.28       0.52886
               b.      Class A-2 Notes            5.0200%   254,000,000.00      1.00000    254,000,000.00       1.00000
               c.      Class A-3 Notes            5.2300%   233,000,000.00      1.00000    233,000,000.00       1.00000
               d.      Class A-4 Notes            4.2738%   129,328,157.00      1.00000    129,328,157.00       1.00000
               e.       Class B Notes             5.3100%    10,887,514.20      0.85679     11,354,087.41       0.89350
               f.       Class C Notes             5.5300%    14,516,685.59      0.85679     15,138,783.22       0.89350
               g.       Class D Notes             6.1100%    18,145,856.99      0.85679     18,923,479.02       0.89350
               h.          Total Offered Notes              725,834,279.72                 756,939,160.94
               i.        One - Month Libor Rate                     4.0838%


       B    Other Information

             ------------------------------------------------------------
                                     Scheduled            Scheduled
                                 Principal Balance    Principal Balance
                    Class             Jun-01               May-01
                                   Payment Date         Payment Date
             ------------------------------------------------------------
               Class A-1 Notes     86,123,335.00       107,828,769.00


             -----------------------------------------------------------------------------------------------------------
                                                           Target               Class          Target           Class
                                       Class          Principal Amount          Floor     Principal Amount      Floor
                    Class           Percentage             Jun-01              Jun-01          May-01          May-01
                                                        Payment Date        Payment Date    Payment Date    Payment Date
             -----------------------------------------------------------------------------------------------------------
                   Class A            94.00%            682,284,222.94                     711,522,811.28
                   Class B             1.50%             10,887,514.20         0.00         11,354,087.41     0.00
                   Class C             2.00%             14,516,685.59         0.00         15,138,783.22     0.00
                   Class D             2.50%             18,145,856.99         0.00         18,923,479.02     0.00

    V. PRINCIPAL

       A.  MONTHLY PRINCIPAL AMOUNT

               1.    Principal Balance of Notes and Equity Certificates                   756,939,160.94
                     (End of Prior Collection Period)
               2.    Contract Pool Principal Balance (End of Collection Period)           725,834,279.72
                                                                                       ------------------
                          Total monthly principal amount                                   31,104,881.22


   VI. CONTRACT POOL DATA

       A.  CONTRACT POOL CHARACTERISTICS


                                                             ------------------------------------------------------
                                                                Original            Jun-01             May-01
                                                                  Pool           Payment Date       Payment Date
                                                             ------------------------------------------------------
               1.    a.  Contract Pool Balance                847,157,614.00     725,834,279.72      756,939,160.94
                     b.  No of Contracts                              47,846             46,825              47,229

               2.    Weighted Average Remaining Term                   40.60               37.5                38.4

               3.    Weighted Average Original Term                     44.1



       B.  DELINQUENCY INFORMATION

                                              ----------------------------------------------------------------
                                                  % of      % of Aggregate
                                                            Required Payoff   No. Of       Aggregate Required
                                                Contracts       Amount       Accounts        Payoff Amounts
                                              ----------------------------------------------------------------
               1.    Current                      93.54%     94.29%          43,802      691,406,875.22
                     31-60 days                    3.37%      3.47%           1,580       25,467,775.99
                     61-90 days                    1.32%      1.01%             616        7,424,039.74
                     91-120 days                   0.85%      0.56%             400        4,139,272.69
                     120+ days                     0.91%      0.66%             427        4,821,973.10

                           Total Delinquency      100.0%     100.0%          46,825      733,259,936.74

               2.    Delinquent Scheduled Payments:

                     Beginning of Collection Period                    8,486,100.57
                     End of Collection Period                          7,425,657.02
                                                                      ----------------
                           Change in Delinquent Scheduled Payments    (1,060,443.55)

       C.  DEFAULTED CONTRACT INFORMATION

               1.    Required Payoff Amount on Defaulted Contracts     4,282,814.35
               2.    Liquidation Proceeds received                     3,532,013.31
                                                                     ----------------
               3.    Current Liquidation Loss Amount                     750,801.04

               4.    Cumulative Liquidation Losses to date             1,718,408.60

                                  % of Initial Contracts                      0.683%
                      % of Initial Contract Pool Balance                      0.203%


  VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

       A.  CASH COLLATERAL ACCOUNT

               1.    Opening Cash Collateral Account                                      54,878,089.17

               2.    Deposit from the Collection Account                                           0.00

               3.    Withdrawls from the Cash Collateral Account                            (250,617.37)

               4.    Available amount                                                    54,627,471.80

               5.    Required Cash Collateral Account Amount                              52,622,985.28

               6.    Cash Collateral Account Surplus/ (Shortfall)                                  0.00

               7.    Release of Cash Collateral Surplus                                   -2,004,486.52

               8.    Ending Cash Collateral Account                                       52,622,985.28


       B.  CASH COLLATERAL ACCOUNT LOANS

               1.    Available Funds
                     a.  Excess Spread from Collection Account                                            0.00
                     b.  Investment Earnings                                                        263,071.10

                     Total Available Funds                                                          263,071.10

               2.    Distribution of Available Funds
                     a. Senior Loan Interest                                                       120,461.84
                     b. Senior Loan Principal                                                      142,609.26
                     c. Holdback Amount Interest                                                         0.00
                     d. Holdback Amount Principal                                                         0.00
                     e. Remainder to the Depositor                                                        0.00

               3.    Distribution of CCA Surplus:
                     a. Senior Loan Principal                                                    2,004,486.52
                     b. Holdback Amount Principal                                                         0.00
                           Total Distribution of Surplus                                          2,004,486.52

               4.    Summary of Balance and Rate Information
                     Applicable Rates for the Interest Period:
                     a.  Libor Rate for the Interest Period               4.0838%
                     b.  Senior Loan Interest Rate                        7.5838%
                     c.  Holdback Amount Interest Rate                    9.3338%


                     ---------------------------------------------------------------------
                                                            Jun-01            May-01
                     Item                                 Payment Date     Payment Date
                     ---------------------------------------------------------------------

                     a.  Senior Loan                      10,637,106.42     12,784,202.20
                     b.  Holdback Amount                  42,357,880.69     42,357,880.69


 VIII. MISCELLANEOUS INFORMATION

       A.  SERVICER ADVANCE BALANCE
               1.    Opening Servicer Advance Balance                            8,486,100.57
               2.    Current Period Servicer Advance                             2,900,264.39
               3.    Recoveries of prior Servicer Advances                      (3,960,707.94)
               4.    Ending Servicer Advance Balance                             7,425,657.02

       D.  OTHER RELATED INFORMATION


               1.    Discount Rate                                                     6.0260%

               2.    Life to Date Prepayment (CPR)                                       10.5%

               3.    Life to Date Substitutions:

                     a.  Prepayments                      0.00

                     b.  Defaults                         0.00

                             Servicer's Certificate

        The undersigned, on behalf of Capita Corporation, in its capacity as servicer (The "Servicer") under the Pooling and Servicing
            Agreement, dated as of February 1, 2001 (the "Pooling and
        Servicing Agreement"), among CIT Equipment Collateral 2001-1, NCT
         Funding Company LLC, Chase Manhattan Bank, as trustee under the
        Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and
         Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 06/20/01

         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement
        with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                        Pooling and Servicing Agreement.


                               Capita Corporation

                                  Glenn Votek
                                  -----------
                                  Glenn Votek
                    Executive Vice President, and Treasurer